SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

(a series of Six Circles Trust)

Supplement dated March 22, 2023

to the Summary Prospectus dated August 28, 2022, as amended

The portfolio manager information for BlueBay Asset Management LLP for the Six Circles Credit Opportunities Fund (the “Fund”) in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

BlueBay

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Justin Jewell	2021	Partner, Head of European Leveraged Finance, Senior Portfolio Manager
Tim Leary	2022	Senior Portfolio Manager

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2023-23